                                                                   Exhibit 10.23

                                                               EXECUTION VERSION

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 19, 2002, is entered into by and among QUANTUM CORPORATION, a Delaware corporation, (the "Borrower"), the several financial institutions party to the Credit Agreement defined below (each, a "Lender" and, collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (the "Administrative Agent").

                                    RECITALS

     A. Borrower, Lenders, and Administrative Agent are parties to a Credit Agreement dated as of April 19, 2000 and amended and restated as of April 2, 2001 (the "Credit Agreement"), pursuant to which Administrative Agent and Lenders have extended certain credit facilities to Borrower.

     B. Borrower has requested that Lenders agree to certain amendments to the Credit Agreement.

     C. Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

     2. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows, effective as of the Effective Date:

         (a) Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in appropriate alphabetical order:

              "Additional Subordinated Debt" has the meaning specified in
     Section 7.01(i).

              "Consolidated Pricing EBITDA" means, for any period, for Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of
     (a) Consolidated Net Income, (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) the amount written off in connection with In-Process Research & Development related to the Meridian Acquisition in the second fiscal quarter of year 2000, (f) the charge taken in the fourth fiscal quarter of year 2000 in connection with DSS and (g) the amount of any charges taken in connection with In-

                                       1.

     Process Research & Development associated with Acquisitions (other than any charge included in clause (e) above) provided that (i) any such charges are taken during the fiscal quarter in which the related Acquisition was completed, and (ii) for purposes of calculating In-Process Research & Development charges under this clause (g), the aggregate amount of any such charges does not exceed $100,000,000 from and after the Closing Date; provided that in respect of any period (or partial period) prior to the Maxtor Merger Effective Time, "Consolidated EBITDA" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

              "Consolidated Senior Indebtedness" means, as of any date of determination, for Borrower and its Subsidiaries on a consolidated basis, the sum of (a) Consolidated Funded Indebtedness as of such date less (b) the aggregate principal amount of Subordinated Debt of Borrower and its Subsidiaries as of such date.

              "Pricing Level Leverage Ratio" means, as of any date of determination occurring on or after the last day of the fiscal quarter ending on or about March 31, 2002, for Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated Pricing EBITDA for the four consecutive fiscal quarter period ending on, or ending most recently prior to, such date.

              "Restructuring Charges" means, in respect of any Person, any cash or non-cash expense recorded by such Person or its consolidated Subsidiaries in accordance with GAAP in respect of (a) employee separation payments made or required to be made by such Person or Subsidiaries, (b) termination of real estate or personal property leases to which such Person or Subsidiaries are party (net of any gains arising out of such matters),
     (c) dispositions of real or personal property of such Person or Subsidiaries (net of any gains arising out of such matters), or (d) early termination of executory service or other contracts existing between such Person or Subsidiaries and third parties not Affiliates of such Persons (net of any gains arising out of such matters); provided, in each case, such expense is incurred in connection with the partial or complete termination or combination of lines of business or business-related functions by such Person or Subsidiaries which is occurring at such time or planned to occur within 12 months of the effective date of such recordation.

         (b) Section 1.01 of the Credit Agreement shall be further amended at the definition of "Applicable Amount" by replacing the term "Leverage Ratio", in each instance in which it appears therein, with the term "Pricing Level Leverage Ratio".

         (c) Section 1.01 of the Credit Agreement shall be further amended at the definition of "Consolidated EBITDA" by (i) deleting the word "and" appearing at the end of clause (f) thereof, and (ii) adding the following as new clauses
(h) and (i), prior to the proviso therein:

     (h) in respect of any period ending on or after the last day of the fiscal quarter of Borrower ending on or about March 31, 2002, and to the extent deducted in the determination of Consolidated Net Income during such period and in an aggregate

                                       2.

     amount not to exceed $25,000,000 for all such periods together, the amount of Restructuring Charges taken during such period; and (i) in respect of any period ending on or after the last day of the fiscal quarter of Borrower ending on or about March 31, 2002, and to the extent deducted in the determination of Consolidated Net Income during such period and in an aggregate amount not to exceed $175,000,000 for all such periods together, the amount of goodwill impairment charges recorded pursuant to Financial Accounting Standard 142 and taken during such period;

         (d) Section 1.01 of the Credit Agreement shall be further amended at the definition of "Leverage Ratio" by amending and restating such definition in its entirety as follows:

              "Leverage Ratio" means, as of any date of determination, for Borrower and its Subsidiaries on a consolidated basis, the ratio of, (a) with respect to any such date occurring on or prior to December 31, 2001,
     (i) Consolidated Funded Indebtedness as of such date to (ii) Consolidated EBITDA for the four fiscal quarter period ending on, or ending most recently prior to, such date; and (b) with respect to any such date occurring after December 31, 2001, (i) Consolidated Senior Indebtedness as of such date to (ii) Consolidated EBITDA for the four fiscal quarter period ending on, or ending most recently prior to, such date.

         (e) Section 7.01(i) of the Credit Agreement shall be amended by (i) adding the words "under this subsection (i)" immediately after the reference to "$350,000,000" appearing in clause (B) thereof, (ii) replacing the phrase "; and" appearing at the end thereof with a period, and (iii) adding the following at the end of such definition:

              Notwithstanding the foregoing sentence, Borrower may from time to time incur and suffer to exist Subordinated Debt under this clause (i) having an aggregate principal amount in excess of $350,000,000 (any such excess amount from time to time, "Additional Subordinated Debt"); provided that: (1) no Default or Event of Default shall exist immediately prior to, or as a result of, Borrower's incurrence of any such Additional Subordinated Debt; (2) any such Additional Subordinated Debt shall be incurred by Borrower solely for the purpose of purchasing, prepaying, repaying, retiring or redeeming then existing Subordinated Debt within 180 days after the date Borrower incurs such Additional Subordinated Debt and such Additional Subordinated Debt shall be used solely for such purpose and shall be reduced to zero within such time (assuming for this purpose that any such Subordinated Debt repurchased or redeemed and held legally and beneficially solely by Borrower or one of its consolidated Subsidiaries shall no longer be deemed outstanding); and (3) no later than 10 Business Days after to the date Borrower incurs any such Additional Subordinated Debt, Borrower shall have delivered to Administrative Agent a certificate executed by a Responsible Officer of Borrower certifying (x) the principal amount of such Additional Subordinated Debt and (y) that Borrower intends to repurchase, repay, prepay, retire or redeem Subordinated Debt with the proceeds thereof within 180 days after the date of the incurrence thereof; and

         (f) Section 7.05 of the Credit Agreement shall be amended by (i) deleting the word "and" appearing at the end of subsection (h) thereof, (ii) replacing the period appearing at

                                       3.

     the end of subsection (i) with the phrase "; and" and (iii) adding the following at the end of such Section as new subsection (j):

                  (j) Investments by Borrower or any of its Subsidiaries constituting repurchases of all or a portion of the Convertible Subordinated Debentures before cancellation of the same; provided that
         (i) any such repurchase is permitted by Section 7.11 and (ii) no such repurchased debentures shall be transferred by Borrower or any such Subsidiary to any Person other than Borrower or one of its Subsidiaries.

                  (g) Section 7.11 of the Credit Agreement shall be amended by amending and restating clause (iv) thereof to read as follows:

         (iv) accelerate the scheduled payment thereof; except that, subject to the other terms and provisions hereof, Borrower may, with respect to subsections (a) and (c) below, and Borrower and its Subsidiaries may, with respect to subsection (b) below:

                  (h) Section 7.12(b) of the Credit Agreement shall be amended by deleting the phrase "1.10:1." appearing at the end thereof and replacing it with the following:

         , (i) with respect to any such fiscal quarter of Borrower ending on or prior to December 31, 2001, 1.10 to 1.00; and (ii) with respect to any such fiscal quarter ending thereafter, 1.30 to 1.00.

                  (i) Section 7.12(c) of the Credit Agreement shall be amended by deleting the phrase "2.00:1." appearing at the end thereof and replacing it with the following:

         , (i) with respect to any such fiscal quarter of Borrower ending on or about December 31, 2001, 2.00 to 1.00; and (ii) with respect to any such fiscal quarter ending thereafter, 1.50 to 1.00.

                  (j) Section 7.12(d) of the Credit Agreement shall be amended by amending and restating such subsection in its entirety as follows:

                       (d) Minimum Profitability/Consolidated EBITDA. (i) Suffer or permit there to exist, as of the last day of any fiscal quarter of Borrower ending on or prior to December 31, 2001, for the four fiscal quarters then ending and commencing with the fiscal quarter of Borrower ending March 31, 2000, (A) any two fiscal quarters in which the aggregate negative Consolidated Net Income for such fiscal quarters exceeds 5% of Consolidated Tangible Net Worth as of such date, or (B) cumulative Consolidated Net Income for such four-quarter period of less than $1.00; provided that, for purposes of this clause (i), charges for In-Process Research & Development associated with Acquisitions shall be excluded (x) to the extent that any such charges are taken during the fiscal quarter in which the related Acquisition is completed and (y) to the extent that the aggregate amount of any such charges taken does not exceed $100,000,000 from and after the Closing Date; and (ii) suffer or permit Consolidated EBITDA, determined as of the last day of any fiscal quarter of Borrower ending after December 31, 2001, to be less than:
         (A) with respect to the fiscal quarters of Borrower ending on or about March 31,

                                       4.

         2002 and June 30, 2002, negative $5,000,000 and (B) with respect to any fiscal quarter of Borrower ending thereafter, $0.00.

                  (k) Schedule 2 to the form of Compliance Certificate set forth at Exhibit B of the Credit Agreement shall be amended and restated in the form attached hereto as Exhibit A.

     3. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders as follows:

         (a)      No Default or Event of Default has occurred and is continuing.

         (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its respective terms, without defense, counterclaim or offset.

         (c)      All representations and warranties of Borrower contained in
Section 5 of the Credit Agreement are true and correct as of the Effective Date, as if made on such date, except to the extent that such representations and warranties specifically refer to an earlier date.

         (d) Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon Administrative Agent and Lenders or any other Person.

     4. Effective Date. This Amendment will become effective when each of the conditions precedent set forth in this Section 4 has been satisfied (the "Effective Date"):

         (a) Administrative Agent shall have received from Borrower and each of the Requisite Lenders a duly executed original (or, if elected by Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

         (b) Administrative Agent shall have received from Borrower a certificate executed by the Secretary or Assistant Secretary of Borrower, in form and substance satisfactory to Administrative Agent, dated as of the Effective Date and certifying evidence of the authorization of the execution, delivery and performance by Borrower of this Amendment.

         (c) Administrative Agent shall have received from Borrower a certificate executed by a Responsible Officer of Borrower, in form and substance satisfactory to Administrative Agent, dated as of the Effective Date and certifying that all representations and warranties contained herein are true and correct as of the Effective Date, as though made on such date.

         (d) Administrative Agent shall have received from Borrower for the ratable account of each Lender that has executed this Amendment and delivered it to Administrative Agent before 5:00 p.m. (San Francisco time) on April 19, 2002, an amendment fee of 0.25%

                                       5.

(25 b.p.) times such Lender's Commitment. Such amendment fee shall be fully earned on the date so paid and shall be nonrefundable.

         (e) Borrower shall have paid all Attorney Costs of Administrative Agent to the extent invoiced prior to the Effective Date, plus such additional amounts of Attorney Costs as shall constitute Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings related to this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between Borrower and Administrative Agent).

         (f) Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as Administrative Agent may request.

         For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment and delivered it to Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

     5. Reservation of Rights. Borrower acknowledges and agrees that the execution and delivery by Administrative Agent and the Requisite Lenders of this Amendment shall not (a) be deemed to create a course of dealing or otherwise obligate Administrative Agent or any Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of Administrative Agent or any Lender with respect to any term or provision of any Loan Document.

     6.  Miscellaneous.

         (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

         (c)  THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.23 AND
10.24 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

         (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and

                                       6.

any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or Borrower shall bind such Lender or Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by Administrative Agent.

         (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

         (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

         (g) Borrower covenants to pay to or reimburse Administrative Agent and Lenders, upon demand, for all out-of-pocket costs and expenses (including non-duplicative allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

         (h) This Amendment shall constitute a "Loan Document" under and as defined in the Credit Agreement.

                  (Remainder of page intentionally left blank)

                                       7.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                                QUANTUM CORPORATION, as Borrower


                                                By:      /s/ Renee Budig
                                                   -----------------------------

                                                Name:    Renee Budig
                                                     ---------------------------

                                                Title:   Vice President, Finance
                                                      --------------------------

                         (Signature Page to Amendment)

                                      S-1.

                                                BANK OF AMERICA, N.A., as
                                                Administrative Agent, Issuing
                                                Lender, and a Lender


                                                By:      /s/ Kevin McMahon
                                                   -----------------------------

                                                Name:    Kevin McMahon
                                                     ---------------------------

                                                Title:   Managing Director
                                                      --------------------------

                         (Signature Page to Amendment)

                                      S-2.

                             THE BANK OF NOVA SCOTIA, as a Lender



                             By:    /s/ Liz Hanson
                                ------------------------------------------------

                             Name:  Liz Hanson
                                   ---------------------------------------------

                             Title: Director
                                   ---------------------------------------------

                         (Signature Page to Amendment)
                                      S-3.

                             FLEET NATIONAL BANK, as a Lender



                             By:    /s/ Debra E. Delvecchio
                                ------------------------------------------------

                             Name:  Debra E. Delvecchio
                                   ---------------------------------------------

                             Title: Director
                                   ---------------------------------------------

                         (Signature Page to Amendment)
                                      S-4.

                             MIZHUO CORPORATE BANK, LTD. (fka The
                             Fuji Bank, Limited), as a Lender

                             By:    /s/ Masao Nakagawa
                                ------------------------------------------------

                             Name:  Masao Nakagawa
                                   ---------------------------------------------

                             Title: Deputy General Manager
                                   ---------------------------------------------

                         (Signature Page to Amendment)
                                      S-5.

                             BNP PARIBAS, as a Lender



                             By:    /s/ Tjalling Terpstra
                                ------------------------------------------------

                             Name:  Tjalling Terpstra
                                   ---------------------------------------------

                             Title: Director
                                   ---------------------------------------------





                             By:    /s/ Sean T. Conlon
                                ------------------------------------------------

                             Name:  Sean T. Conlon
                                   ---------------------------------------------

                             Title: Managing Director
                                   ---------------------------------------------

                         (Signature Page to Amendment)
                                      S-6.

                             CITICORP USA, INC., as a Lender



                             By:    /s/ John W. Wetzler
                                ------------------------------------------------

                             Name:  John W. Wetzler
                                   ---------------------------------------------

                             Title: Managing Director
                                   ---------------------------------------------

                          (Signature Page to Amendment)
                                      S-7.

                             KEYBANK NATIONAL ASSOCIATION, as a Lender



                             By:    /s/ Julien Michaels
                                ------------------------------------------------

                             Name:  Julien Michaels
                                   ---------------------------------------------

                             Title: Vice President
                                   ---------------------------------------------

                         (Signature Page to Amendment)
                                      S-8.

                             SUMITOMO MITSUI BANKING
                             CORPORATION (fka The Sumitomo Bank,
                             Limited), as a Lender



                             By:    /s/ Azar Shakeri
                                ------------------------------------------------

                             Name:  Azar Shakeri
                                   ---------------------------------------------

                             Title: Vice President and Manager
                                   ---------------------------------------------

                         (Signature Page to Amendment)
                                      S-9.

                             UNION BANK OF CALIFORNIA, N.A., as a Lender



                             By:    /s/ James B. Goudy
                                ------------------------------------------------

                             Name:  James B. Goudy
                                   ---------------------------------------------

                             Title: Vice President
                                   ---------------------------------------------

                         (Signature Page to Amendment)
                                      S-10.

                             EXHIBIT A TO AMENDMENT




             (Please see attached amended and restated Schedule 2 to
                        form of Compliance Certificate)

          For the Quarter/Year ended _______________ ("Statement Date")

                                  SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)


[NOTE: With respect to any period (or partial period) prior to the Maxtor Merger
  Effective Time, certain of the ratios and amounts described herein shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements]

I.       Section 6.13(a)

     Please indicate whether Borrower remains in compliance with the covenants set forth in Section 7.12 after taking into account the aggregate amount of
                  ------------
     any transfers of assets or assumptions of liabilities (assuming that any contingent or off-balance sheet liabilities are incurred and accounted for in an amount equal to that which could reasonably be expected to be paid)
     pursuant to Section 6.13(a).                                                     YES / NO
                 ---------------

II.      Section 6.13(b)(iv)

     Please indicate whether Borrower remains in compliance with the covenants set forth in Section 7.12 after taking into account the aggregate amount of
                  ------------
     any transfers of assets or assumptions of liabilities (assuming that any contingent or off-balance sheet liabilities are incurred and accounted for in an amount equal to that which could reasonably be expected to be paid)
     pursuant to Section 6.13(b)(iv).                                                 YES / NO
                 -------------------

III.     Section 7.05(i)

     Note: Please indicate whether Borrower or any of its Subsidiaries made any
     ----
     Investment in Snap Appliances pursuant to Section 7.05(i) in the period to
                                               ---------------
     which this Compliance Certificate relates, and if so complete this section.      YES / NO


         Aggregate Investments in Snap Appliances from and after Restatement
         Date but prior to consummation of the Snap Spin Off.                      $_____________

         Maximum permitted:                                                        $100,000,000

                                      B-3.
                         Form of Compliance Certificate

IV.     Section 7.12(a) - Minimum Consolidated Tangible Net Worth.

        A.     Actual Consolidated Tangible Net Worth at Statement Date:

               1.     Shareholders' Equity:                                     $_________

               2.     Intangible Assets:                                        $_________

               3.     Consolidated Tangible Net Worth (Line IV.A.1
                      less Line IV.A.2):                                        $_________

        B.     75% of Consolidated Tangible Net Worth as of March 31,
               2000                                                             $_________

        C.     Amount equal to 75% of the sum of positive Consolidated
               Net Income (ignoring any quarterly losses and any charge
               for In-Process Research and Development described in
               Line IV.G below) for each fiscal quarter after the quarter ended March 31, 2000, through and including the quarter
               ending on the Statement Date:                                    $_________

        D.     Amount equal to 75% of the Net Proceeds of all Equity
               Securities issued by Borrower (excluding any issuance
               where the Net Proceeds to Borrower are less than
               $10,000,000) during the period commencing on March 31,
               2000 and ending on the Statement Date:                           $_________

        E.     Amount equal to 75% of the increase in shareholders'
               equity resulting from any conversion of Convertible
               Subordinated Debentures into Equity Securities during the
               period commencing on March 31, 2000 and ending on the
               Statement Date:                                                  $_________

        F.     Lesser of (i) the aggregate amount paid by Borrower to
               repurchase Equity Securities during the period
               commencing on March 31, 2000 and ending on the
               Statement Date, and () $200,000,000:                             $_________

        G.     Lesser of (i) the aggregate amount of charges taken by
               Borrower for In Process Research & Development
               associated with Acquisitions during the period
               commencing on March 31, 2000 and ending on the
               Statement Date, and (ii) $100,000,000; provided that any
                                                      --------
               such amounts were paid during the quarter in which any           $_________

                                        B-4.
                         Form of Compliance Certificate

          such Acquisition was completed:

     H.   For any fiscal quarter ending after the Snap Spin-Off is consummated, the lesser of (i) net book value of Snap Appliances as of the
          Restatement Date and (ii) $150,000,000.                                 $_________________

     I.   Sum of: Lines IV.B + IV.C + IV.D + IV.E less IV.F less IV.G less IV.H:  $_________________

     J.   Greater of Line IV.B and IV.I:                                          $_________________

     K.   Excess (deficiency) for covenant compliance (Line IV.A.3 less IV.J):    $_________________


V.   Section 7.12(b) - Minimum Quick Ratio.

     A.   Quick Assets:

     1.   Amount of cash and cash equivalents of Borrower and its Subsidiaries
          (excluding restricted cash) as of the Statement Date:                   $_________________

     2.   Amount of all accounts receivable of Borrower and its Subsidiaries,
          less all reserves therefor, as of the Statement Date:                   $_________________

     3.   Amount of Quick Assets as of Statement Date (Lines V.A.1 + 2):          $_________________


     B.   Current Liabilities:

     1.   Amount of current liabilities of Borrower and its Subsidiaries as of
          the Statement Date:                                                     $_________________

     2.   Amount of Outstanding Obligations (to the extent not included in Line
          V.B.1):                                                                 $_________________

     3.   Amount of total current liabilities of Borrower and its Subsidiaries
          as of the Statement Date (Line V.B.1 + 2):                              $_________________


     C.   Quick Ratio (Line V.A.3 / Line V.B.3):                                  ______________to 1

          Minimum required:                                                                1.30 to 1


                                       B-5
                         Form of Compliance Certificate

VI.      Section 7.12(c) - Maximum Leverage Ratio.

         A. Consolidated EBITDA measured on a rolling four quarter basis for the four fiscal quarters ended as of the Statement Date
                ("Subject Period"):

                1.    Consolidated Net income for Subject Period:                 $________________

                2.    Consolidated Interest Charges for Subject Period:           $________________

                3.    Provision for income taxes for Subject Period:              $________________

                4.    Depreciation expenses for Subject Period:                   $________________

                5.    Amortization expenses for intangibles for Subject Period:   $________________

                6.    Amount written off in connection with In-Process Research
                      & Development related to the Meridian Acquisition (in the
                      second fiscal quarter of year 2000 only):                   $________________

                7.    Amount of charge taken in connection with DSS (in the
                      fourth fiscal quarter of year 2000 only):                   $________________

                8.    Lesser of (i) the aggregate amount of charges taken by
                      Borrower for In Process Research & Development associated
                      with Acquisitions during the period commencing on March
                      31, 2000 and ending on the Statement Date, and (ii)
                      $100,000,000; provided that any such amounts were paid
                      during the quarter in which any such Acquisition was
                      completed:                                                  $________________

                9.    To the extent deducted in the determination of
                      Consolidated Net Income during the Subject Period, the
                      aggregate amount of all Restructuring Charges taken during such period; provided that no more than $25,000,000 of
                                   --------
                      such Restructuring Charges shall be included in the
                      calculation of Consolidated EBITDA from and after the last day of the fiscal quarter ending on or about March 31,
                      2002:                                                       $________________

                10.   To the extent deducted in the determination of
                      Consolidated Net Income during the Subject Period, the
                      aggregate amount of all goodwill                            $________________

                                       B-6
                         Form of Compliance Certificate

               impairment charges recorded pursuant to Financial Accounting
               Standard 142 and taken during such period; provided that no more than $175,000,000 of such goodwill impairment charges shall be included in the calculation of Consolidated EBITDA from and after the last day of the fiscal quarter ending on or about March 31, 2002:

          11.  Consolidated EBITDA for Subject Period (Lines VI.A.1 + 2 + 3 + 4
               + 5 + 6 + 7 + 8 + 9 + 10):                                          $___________________

      B.  Consolidated Senior Indebtedness at Statement Date:                      $___________________

      C.  Leverage Ratio (Line VI.B / Line VI.A.11):                               ________________to 1

          Maximum permitted:                                                       __________ 1.50 to 1

VII.  Section 7.12(d) - Minimum Profitability/Consolidated EBITDA.

      A. Consolidated EBITDA for the fiscal quarter ending on or nearest the Statement Date ("Subject Quarter"):

          1.   Consolidated Net income for Subject Quarter:                        $__________________

          2.   Consolidated Interest Charges for Subject Quarter:                  $__________________

          3.   Provision for income taxes for Subject Quarter:                     $__________________

          4.   Depreciation expenses for Subject Quarter:                          $__________________

          5.   Amortization expenses for intangibles for Subject Quarter:          $__________________

          6.   Amount written off in connection with In-Process Research &
               Development related to the Meridian Acquisition (in the second
               fiscal quarter of year 2000 only):                                  $__________________

          7.   Amount of charge taken in connection with DSS (in the fourth
               fiscal quarter of year 2000 only):                                  $__________________

          8.   Lesser of (i) the aggregate amount of charges taken by Borrower for In Process Research & Development associated with
               Acquisitions during the period commencing on March 31, 2000 and     $__________________

                                      B-7
                         Form of Compliance Certicicate

               ending on the Statement Date, and (ii) $100,000,000; provided that any such amounts were paid during the quarter in which any such Acquisition was completed:

           9.  To the extent deducted in the determination of Consolidated
               Net Income during the Subject Period, the aggregate amount of all
               Restructuring Charges taken during such period; provided that no more than $25,000,000 of such Restructuring Charges shall be included in the calculation of Consolidated EBITDA from and after the last day of the fiscal quarter ending on or about March 31,
               2002:                                                               $_________

           10. To the extent deducted in the determination of Consolidated Net
               Income during the Subject Period, the aggregate amount of all goodwill impairment charges recorded pursuant to Financial
               Accounting Standard 142 and taken during such period; provided that no more than $175,000,000 of such goodwill impairment charges shall be included in the calculation of Consolidated
               EBITDA from and after the last day of the fiscal quarter ending
               on or about March 31, 2002:                                         $_________

           11. Consolidated EBITDA for Subject Quarter (Lines VI.A.1 + 2 + 3 + 4
               + 5 + 6 + 7 + 8 + 9 + 10):                                          $_________

      B.   negative $5,000,000

      C.   $0.00

      D. Excess (deficiency) for covenant compliance purposes (choose one applicable alternative):

           1.  In respect of the fiscal quarters of Borrower ending on or nearest March 31, 2002 and June 30, 2002: (Line VII.A.11 minus
               Line VII.B):                                                        $__________

           2.  In respect of any fiscal quarter of Borrower ending after June
               30, 2002: (Line VII.A.11 minus Line VII.C)                          $__________

VIII. Pricing Level Leverage Ratio.

                                      B-8
                         Form of Compliance Certicicate

A. Consolidated Pricing EBITDA measured on a rolling four quarter basis for the four fiscal quarters ended as of the Statement Date ("Subject
         Period"):

         1.    Consolidated Net income for Subject Period:                        $_____________

         2.    Consolidated Interest Charges for Subject Period:                  $_____________

         3.    Provision for income taxes for Subject Period:                     $_____________

         4.    Depreciation expenses for Subject Period:                          $_____________

         5.    Amortization expenses for intangibles for Subject Period:          $_____________

         6.    Amount written off in connection with In-Process Research &
               Development related to the Meridian Acquisition (in the second
               fiscal quarter of year 2000 only):                                 $_____________

         7.    Amount of charge taken in connection with DSS (in the fourth
               fiscal quarter of year 2000 only):                                 $_____________

         8.    Lesser of (i) the aggregate amount of charges taken by Borrower for In Process Research & Development associated with
               Acquisitions during the period commencing on March 31, 2000 and ending on the Statement Date, and (ii) $100,000,000; provided that any such amounts were paid during the quarter in which any
               such Acquisition was completed:                                    $_____________

         9.    Consolidated EBITDA for Subject Period (Lines VIII.A.1 + 2 + 3 +
               4 + 5 + 6 + 7 + 8):                                                $_____________

B.       Consolidated Funded Indebtedness at Statement Date:                      $_____________

C.       Leverage Ratio (Line VIII.B / Line VIII.A.9):                            _________ to 1

                                      B-9
                         Form of Compliance Certificate